UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2022 (January 18, 2022)

LendingTree, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1415 Vantage Park Dr., Suite 700	Charlotte	NC	28203
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TREE	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2022, LendingTree, Inc. (the “Company”) announced that J.D. Moriarty will transition into the role of Chief Operating Officer, LendingTree, and President, LendingTree Marketplace, on February 1, 2022, and that Neil Salvage will be leaving the Company, as of January 31, 2022. This announcement is more fully described in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

Biographical Information for J.D. Moriarty

Mr. Moriarty, age 49, will transition to his new role from his current role as President, LendingTree Next, a position he has held since May 2021. From August 2017 to May 2021, Mr. Moriarty served as the Company’s Chief Financial Officer, and from June 2017 to August 2017, Mr. Moriarty served as the Company’s Senior Vice President for Corporate Development, responsible for strategic acquisitions.

Separation Agreement with Neil Salvage

Mr. Salvage will be leaving his role as President, LendingTree Marketplace and the Company, and his employment will be terminated without cause, as of January 31, 2022. In connection with Mr. Salvage’s departure, he will receive the payments and benefits under the Company’s Executive Severance Pay Plan (the “Plan”), subject to the terms and conditions of the Plan, including without limitation his signing of an effective general release and waiver of claims (the “Release”) and compliance with the terms of the Release and his restrictive covenant obligations owed to the Company. In addition, for his contributions to the Company during 2021 and in light of the timing of his termination, Mr. Salvage will receive a bonus of $292,500, subject to his signing a separation agreement containing the Release.

Item 9.01. Exhibits.

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2022
LENDINGTREE, INC.

	By:	/s/ Lisa M. Young
Lisa M. Young
General Counsel